POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that CRAIG K. NORDYKE, a member of the Board of Directors of TIAA-CREF Life Insurance Company, whose signature appears below, appoints George W. Madison, William Forgione, or Edward Hancock and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts for sale and operation of TIAA-CREF Life Insurance Company Separate Account VLI-1 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: March 6, 2008
/s/ Craig K. Nordyke
CRAIG K. NORDYKE

State of North Carolina	)
) ss.
County of Mecklenburg	)

SUBSCRIBED AND SWORN to before me this 6 th day of March 2008, by CRAIG K. NORDYKE, who I have identified to be the person who signs herein.

/s/ Karen A. Mann
NOTARY PUBLIC

My Commission Expires: 6/2/2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that STEVEN J. MAYNARD, a member of the Board of Directors of TIAA-CREF Life Insurance Company, whose signature appears below, appoints George W. Madison, William Forgione, or Edward Hancock and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts for sale and operation of TIAA-CREF Life Insurance Company Separate Account VLI-1 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: March 10, 2008
/s/ Steven J. Maynard
STEVEN J. MAYNARD

State of North Carolina	)
) ss.
County of Mecklenburg	)

SUBSCRIBED AND SWORN to before me this 10 th day of March, 2008, by CRAIG K. NORDYKE, who I have identified to be the person who signs herein.

/s/ Karen A. Mann
NOTARY PUBLIC

My Commission Expires: 6/2/2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that HARRY I. KLARISTENFELD, a member of the Board of Directors of TIAA-CREF Life Insurance Company, whose signature appears below, appoints George W. Madison, William Forgione, or Edward Hancock and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts for sale and operation of TIAA-CREF Life Insurance Company Separate Account VLI-1 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: March 6, 2008
/s/ Harry I. Klaristenfeld
HARRY I. KLARISTENFELD

State of New York	)
) ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 6th day of March, 2008, by HARRY I. KLARISTENFELD, who I have identified to be the person who signs herein.

/s/ Edith M. Sause
NOTARY PUBLIC

My Commission Expires: 11/19/09

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that NANCY HELLER, a member of the Board of Directors of TIAA-CREF Life Insurance Company, whose signature appears below, appoints George W. Madison, William Forgione, or Edward Hancock and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts for sale and operation of TIAA-CREF Life Insurance Company Separate Account VLI-1 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: March 6, 2008
/s/ Nancy Heller
NANCY HELLER

State of New York	)
) ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 6 th day of March, 2008, by NANCY HELLER, who I have identified to be the person who signs herein.

/s/ Yvette R. Taitt
NOTARY PUBLIC

My Commission Expires: May 15, 2010

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that SANJEEV HANDA, a member of the Board of Directors of TIAA-CREF Life Insurance Company, whose signature appears below, appoints George W. Madison, William Forgione, or Edward Hancock and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts for sale and operation of TIAA-CREF Life Insurance Company Separate Account VLI-1 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: March 10, 2008
/s/ Sanjeev Handa
SANJEEV HANDA

State of New York	)
) ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 10 th day of March, 2008, by SANJEEV HANDA, who I have identified to be the person who signs herein.

/s/ Deloris W. Richberg
NOTARY PUBLIC

My Commission Expires: June 24, 2010

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that BRIAN S. BROWDIE, a member of the Board of Directors of TIAA-CREF Life Insurance Company, whose signature appears below, appoints George W. Madison, William Forgione, or Edward Hancock and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts for sale and operation of TIAA-CREF Life Insurance Company Separate Account VLI-1 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: March 10, 2008
/s/ Brian S. Browdie
BRIAN S. BROWDIE

State of New York	)
) ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 10 th day of March, 2008, by BRIAN S. BROWDIE, who I have identified to be the person who signs herein.

Bernard McElroy
NOTARY PUBLIC

My Commission Expires: 6/27/2010

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that ELIZABETH D. BLACK, a member of the Board of Directors of TIAA-CREF Life Insurance Company, whose signature appears below, appoints George W. Madison, William Forgione, or Edward Hancock and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts for sale and operation of TIAA-CREF Life Insurance Company Separate Account VLI-1 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: March 10, 2008
/s/ Elizabeth D. Black
ELIZABETH D. BLACK

State of New York	)
) ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 10 th day of March, 2008, by ELIZABETH D. BLACK, who I have identified to be the person who signs herein.

/s/ Deloris W. Richberg
NOTARY PUBLIC

My Commission Expires: June 24, 2010

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that BRET L. BENHAM, a member of the Board of Directors of TIAA-CREF Life Insurance Company, whose signature appears below, appoints George W. Madison, William Forgione, or Edward Hancock and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts for sale and operation of TIAA-CREF Life Insurance Company Separate Account VLI-1 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: 3 - 11, 2008
/s/ Bret L. Benham
BRET L. BENHAM

State of North Carolina	)
) ss.
County of Mecklenburg	)

SUBSCRIBED AND SWORN to before me this 11th day of March, 2008, by CRAIG K. NORDYKE, who I have identified to be the person who signs herein.

/s/ Karen A. Mann
NOTARY PUBLIC

My Commission Expires: 6/2/2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that WAYNE B. WILLIAMS, a member of the Board of Directors of TIAA-CREF Life Insurance Company, whose signature appears below, appoints George W. Madison, William Forgione, or Edward Hancock and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts for sale and operation of TIAA-CREF Life Insurance Company Separate Account VLI-1 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: March 7, 2008
/s/ Wayne B. Williams
WAYNE B. WILLIAMS

State of New York	)
) ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 7th day of March, 2008, by WAYNE B. WILLIAMS, who I have identified to be the person who signs herein.

/s/ Elizabeth A. Reed
NOTARY PUBLIC

My Commission Expires: May 31, 2010